March 2010 www.amedisys.com NASDAQ: AMED Exhibit 99.1

Forward-Looking Statements
This presentation may include forward-looking statements as defined by the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form
10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports
on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor
Relations department at (800) 467-2662. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.

Important Website Information
We encourage everyone to visit the Investors Section of our
website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and
SEC filings. We intend to use our website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information.

Our Strategy
Clinical Excellence
Focus on outcomes
Develop and deploy specialized programs for chronic
diseases and conditions
Expand care coordination platform
Growth
Focus on chronic co-morbid patients
Large, growing and highly fragmented market
Internal growth/start-ups
Acquisitions
Efficiency
Proven operating model supported by sophisticated
technology system
Leverage cost-efficient platform
Experienced management team

William F. Borne
Chairman and Chief Executive Officer
CEO since founding the Company in 1982
Michael D. Snow
Chief Operating Officer
Joined Amedisys in February 2010
Tim Barfield
Chief Development Officer
Joined Amedisys in January 2010
Dale E. Redman, CPA
Chief Financial Officer
Joined Amedisys in 2007
Management Team
Jeffrey Jeter
Chief Compliance Officer
Joined Amedisys in 2001
Michael O. Fleming, MD
Chief Medical Officer
Joined Amedisys in 2009
G. Patrick Thompson
Chief Information Officer
Joined Amedisys in January 2010

2
1
Corporate Overview
Founded in 1982, publicly listed
1994
586 locations in 40 states
Leading provider of home health
services
Services include skilled
nursing and therapy services
95% of Home Health revenue is
episodic based (both Medicare &
non-Medicare)
1 For the year ended December 31, 2009
2 Provided as of the date of our Form 8-K filed with the Securities and Exchange Commission on February 23, 2010.
.
Revenue Mix
Stats
16,700 employees
Daily visits = 23,800
8.7 million visits completed in 2009
2010 revenue guidance = $1.750 billion

6 Patient Overview Average patient is 83 years old Higher acuity patient Patient is taking an average of 13 medications 15 medications for greater than two episodes

Patient Length of Stay
Days Patients Percentage
1-60 140,714        66.74%
61-120 39,788           17.75%
121-180 15,386           7.07%
181-240 7,608             3.97%
241-300 4,271             2.12%
301-360 2,590             1.18%
361-420 1,795             0.64%
421-480 1,275             0.34%
481-540 967                 0.15%
541-600 687                 0.03%
Grand Total 215,081        100.0%
-
20,000
40,000
60,000
80,000
100,000
120,000
140,000
160,000
1-60 61-120 121-180 181-240 241-300 301-360 361-420 421-480 481-540 541-600
2009 Patients by Service Days
•
84% receive care/
discharged within 2
episodes
•
11% received care within
3   and 4  episodes
•
5% - Chronic Subset
th
rd

Our Locations
National home nursing provider located in 40 states, the District of Columbia and
Puerto Rico.  Largest provider in the Southern and Southeastern United States.
521 home nursing
locations*
65 hospice locations*
*As of December 31, 2009

Medicare Revenue Market Size
2008: Medicare spending
for home health reached
$16.5 billion
2019: Medicare spending
for home health will reach
$47.9 billion
$ in billions
Source: CBO's March 2009 Baseline: MEDICARE
$16.5
$17.8
$19.0
$21.1
$23.5
$26.2
$29.0
$32.2
$35.7
$39.7
$43.9
$47.9
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
Medicare Home Health Revenue

6,878
7,223
7,710
8,218
8,868
9,284
9,824
10,581
-
2,000
4,000
6,000
8,000
10,000
12,000
2002 2003 2004 2005 2006 2007 2008 2009
Medicare Certified Home Health
Provider Numbers
Home Nursing Market
Source: National Association for Home Care & Hospice and Medpac reports

Industry Growth Drivers
Trend from inpatient to home-based care:
Patient preference
Payor incentives
Technology advancements
Demographics – aging population
8,000 Americans will become Medicare eligible each day
beginning in 2011 and by 2030, 57.8 million baby
boomers will be eligible for Medicare benefits
Increased prevalence of chronic and co-morbid conditions
1
Source: United States Census Bureau
1

Internal Growth
Internal revenue growth of 15% for Q4 2009
Internal growth driven by:
Overall industry growth
Increase in episodic-based admissions
•
Focus on start-ups
Increase in episodic-based recertifications
•
Higher acuity levels and co-morbidities, requiring
more intensive services
Increase in episodic-based revenue per episode
•
Continued deployment of therapy intensive specialty
programs

Start-Up Strategy
Home health start-ups
typically generate $1.5 - $2.0
million in run-rate revenue
by the end of their second
year of operations
~ 18 to 30 months to recoup
the $300,000 - $500,000
investment
50 home health and 5
hospice start-ups projected
in 2010
155 start-ups in pipeline, 60
incurring expenses
* Reported numbers are for home health start-ups
Yearly Start-Ups*
0
5
10
15
20
25
30
35
40
45
50
2003 2004 2005 2006 2007 2008 2009 2010
8
13
25
36
32
35
41
50
Projected
Completed

Acquisition Strategy
Reported Purchase Price $17.8M $120.5M $478.1M $63.0M
Number of Deals 8 9 10 6 6
0
20
40
60
80
100
120
140
160
2005 2006 2007 2008 2009
83
17
38
131
8
9
0
11
14
12
Hospice
Home Health
92
17
49
145
20

15 Higher Acuity Level Patients Source: OCS BBI Reporter Corporate Comparative Report Date Range: 2008-2009 Case Mix Weight 1.16 1.18 1.20 1.22 1.24 1.26 1.28 1.30 1.32 1.34 1.36 2008 2009 AMED Nation

High Quality Outcomes
Outcomes – June 2009
Amedisys vs. Nation
* Lower % is better
Source: www.medicare.gov
Exceeded or met 9 out of 12 outcomes vs. nation
0
10
20
30
40
50
60
70
80
90
50
54
62
72
71
49
67
32
23
66
1
87
46
54
47
64
65
43
60
29
22
67
1
80
Amedisys Nation

High Quality Health Care
Care Management
13 disease management programs
70 clinical tracks
Specialty Division
Balanced For Life first program in
division
Serves higher acuity patients
Rolled out to 332 locations through
December 2009

Marwood Group Report
Reviewed Amedisys procedures, corporate compliance
processes, controls, clinical infrastructure, technology
offerings and future strategies.
Compared against three other publicly traded home health
companies and 14 large, private non-hospital home health
companies.
Amedisys ranked highest compared to publicly traded
companies
Overall score of 84.6% compared to average score of
76.9%

Investments in Technology 19

Comprehensive Compliance Program
Local Level
•
Point of care system
enhances clinical
documentation accuracy
with real-time assessment
input
•
Clinical nurse review of
assessments
•
Physician review/approval
•
Standardized care plans
•
Weekly case conferences
•
Monthly audits
•
End of episode case review
Regional Level Corporate Level
•
Unannounced
compliance & billing
audits
•
Regional directors
monitor compliance
status and resolve errors
•
Real-time monitoring
capability of local level
activity via Point of Care
system
•
Compliance training for all
employees
•
Compliance concerns hotline
•
Compliance review of metric
variances
•
Compliance manager site
visits
•
Semi-annual
clinical/compliance reviews
•
Annual Sarbanes-Oxley audit
•
Annual billing competency
testing
http://www.amedisys.com/pdf/Compliance3/Compliance_Controls.pdf

Medicare Reimbursement
2008 CMS issued reimbursement changes
Expands HHRG’s from 80 to 153
More integrated reimbursement for therapy
Allocation of more dollars to later episodes
2009 Changes
Market basket increase of 2.9%
Increase offset by 2.75% case mix creep adjustment
No rural add-on payment
2010 CMS final ruling
Market basket increase of 2.0%
Negative 2.75% case mix creep adjustment
10% cap on outlier payments per agency, offset by base
payment increase of 2.5%

22 Strong revenue growth EPS growth of greater than 20% for seven consecutive years Stable margins Low leverage Strong cash flow from operations Financial Highlights

Financial Highlights
$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
2004 2005 2006 2007 2008 2009 2010
Revenue and EPS
Projected Revenue
Actual Revenue
EPS

Summary Financial Results
($ in millions, except per share data)
2008 2009 4Q08 4Q09
Net revenue $1,187.4 $1,513.5 $340.1 $405.5
Period-over-period growth 70.1% 27.5% 75.3% 19.2%
Gross margin 624.8 789.0 178.1 208.1
Percent of revenue 52.6% 52.1% 52.4% 51.3%
CFFO 150.7 247.7 63.9 28.7
Adjusted EBITDA 181.4 261.8 51.7 71.3
Percent of revenue 15.3% 17.3% 15.2% 17.6%
Adjusted Fully-diluted EPS $3.31 $4.89 $0.98 $1.35
1
Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest (income) expense, and depreciation and amortization plus certain TLC integration costs. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
2
Adjusted diluted earnings per share is defined as diluted earnings per share plus the earnings per share effect of certain TLC acquisition costs. Adjusted diluted earnings per share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted diluted earnings per share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
1
2

2008 2009 4Q08 4Q09
Agencies at period end 528 586 528 586
Period-over-period growth 49.2% 11.0% 49.2% 11.0%
Total visits 7,004,200 8,702,146 1,991,407 2,261,121
Period-over-period growth 62.8% 24.2% 68.9% 13.5%
Episodic-based admissions 199,371 231,782 53,748 59,694
Period-over-period growth 53.8% 16.3% 58.1% 11.1%
Episodic-based completed
episodes
353,076 411,975 98,592 108,360
Period-over-period growth 60.6% 16.7% 61.8% 9.9%
Episodic-based revenue per
episode
$2,854 $3,166 $2,972 $3,260
Period-over-period growth 7.3% 10.9% 11.6% 9.7%
Summary Performance Results

Dec. 31, 2008 Dec. 31, 2009
Assets
Cash $        2.8 $      34.5
Accounts Receivable, Net 175.7 150.3
Property and Equipment 79.3 91.9
Goodwill 733.9 786.9
Other 78.5 108.8
Total Assets $ 1,070.2 $ 1,172.4
Liabilities and Equity
Debt $    328.5 $    215.2
All Other Liabilities 179.6 220.9
Equity 562.1 736.3
Total Liabilities and Equity $ 1,070.2 $ 1,172.4
Leverage Ratio 1.6x 0.8x
Summary Balance Sheet
($ in millions)

47.7
43.7
53.3
46.8
39.1
39.6
43.3
45.2
45.0
46.8
51.0
47.2
40.4
36.9
33.2
33.9
25.0
30.0
35.0
40.0
45.0
50.0
55.0
3/31/06 6/30/06 9/30/06 12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09
DSO - Net
(2)
Days Revenue Outstanding (DSO)
(1) Our calculation of days revenue outstanding, net at March 31, 2008 is derived by dividing our ending net patient accounts receivable (i.e. net of estimated revenue adjustments, allowance for doubtful accounts and excluding the patient accounts receivable assumed in the TLC Health Care Services, Inc. (“TLC”) and Family Home Health Care, Inc. & Comprehensive Home Healthcare Services, Inc.
(“HMA”) acquisitions) by our average daily net patient revenue, excluding the results of TLC and HMA for the three-month period ended March 31, 2008.
(2) Our calculation of days revenue outstanding, net is derived by dividing our ending net patient accounts receivable (i.e. net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three-month period.
(1)

28 Liquidity Available line of credit (LOC): 12/31/09 = $239m 2010 Estimated CFFO - Cap Ex - Required Debt Pay = $160m

29 Summary Strong revenue growth EPS growth of greater than 20% for seven consecutive years Stable margins Low leverage Strong cash flow from operations

Guidance
1 Guidance excludes the effects of future acquisitions, if they are made.
2 Provided as of the date of our Form 8-K filed with the Securities and Exchange Commission on February 23, 2010.
Calendar Year 2010
Net revenue: $1.700 - $1.750 billion
EPS: $5.40 - $5.60
Diluted shares: 28.8 million
1
2

Contact Information
Kevin B. LeBlanc
Director of Investor Relations
Amedisys, Inc.
5959 S. Sherwood Forest Boulevard
Baton Rouge, LA 70816
Office – 225.292.2031
Fax – 225.295.9653
kleblanc@amedisys.com
We encourage everyone to visit the Investors section on our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. We intend to use our website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information.